                                                                    Exhibit 99.1

                                                          EXECUTION VERSION [2*]

                                SEVENTH AMENDMENT
                       TO REVOLVING CREDIT, TERM LOAN AND
                               GUARANTY AGREEMENT

          SEVENTH AMENDMENT, dated as of September 29, 2006 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 2, 2005, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2005, as amended by that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 28, 2005, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 29, 2005, that certain Fifth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October 3, 2005 and that certain Sixth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 15, 2006 (as the same has been, and as may be further, waived, amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower and the Guarantors have requested that, subject to the occurrence of the Effective Date (as hereinafter defined) of this Amendment, the Agent and the Lenders agree to (A) amend certain provisions of the Credit Agreement, subject to and upon the terms and conditions set forth herein and (B) waive the technical breaches of the Credit Agreement as described in paragraph 7 of this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this Amendment) shall have the same meanings herein.

          2. Section 1.01 of the Credit Agreement is hereby amended By:

          (A) amending the definition of "Borrowing Base" by deleting clause (D) thereof and inserting the following new clause (D) in lieu thereof: "(D) $25,000,000 during each of the periods of July 15, 2005 through August 15, 2005, December 15, 2005 through January 15, 2006, July 15, 2006 through August 15, 2006 and November 1, 2006 through February 2, 2007, minus"; and

          (B) inserting the following new definition in its appropriate alphabetical order:

          "DIP Leverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of (x) the sum of all of the Tranche A Loans and the Tranche B Loan outstanding at such time to (y) Global EBITDA at such time.

          3. Section 2.08 of the Credit Agreement is hereby amended By:

          (A) deleting the amounts "1.75%" and "2.25%" appearing in subsection
(a) thereof and inserting in lieu thereof the amounts "2.0%" and "2.50%";

          (B) deleting the amounts "2.75%" and "3.25%" appearing in subsection
(b) thereof and inserting in lieu thereof the amounts "3.0%" and "3.50%"; and

          (C) inserting at the end thereof the following new subsection (d):

          "(d) Notwithstanding anything to the contrary in Sections 2.08(a) and
          (b), each percentage amount specified in such Sections shall be increased, commencing as of the date when any financial statement or report is required to be delivered pursuant to Section 5.01(a), (b) or
          (c) (without regard to any applicable grace periods), by the amount specified below that is opposite the applicable DIP Leverage Ratio as of the end of the period to which such statement or report relates, with such increase in each case being to the percentage amount specified in Sections 2.08(a) and (b) after giving effect to the terms of the Seventh Amendment to the Credit Agreement dated as of September 29, 2006:

DIP Leverage Ratio                 Adjustment Amount
------------------                 -----------------
Equal to or greater than 3:75:1,
   but less than 4.0:1                  0.25%
Equal to or greater than 4.0:1          0.50%

          If, following an increase in the percentage amount effected as a result of the foregoing, any succeeding statement or report required to be delivered pursuant to Section 5.01(a), (b) or (c) evidences that the DIP Leverage Ratio as of the end of the period to which such statement or report relates, is (x) within a range specified above which is opposite a different Adjustment Amount, each percentage amount specified in Sections 2.08(a) and (b) as in effect upon the effectiveness of the Seventh Amendment to the Credit Agreement dated as of September 29, 2006 shall be increased by the amount specified above that is opposite to the then applicable DIP

          Leverage Ratio and (y) less than 3.75:1, each percentage amount specified in Sections 2.08(a) and (b) shall not be subject to an increase, in both cases commencing as of the date when any financial statement or report is required to be delivered pursuant to Section 5.01(a), (b) or (c).

          4. Section 2.21 of the Credit Agreement is hereby amended By:

          (A) inserting "(x)" immediately after the first comma appearing therein; and

          (B) inserting the following clause (y) immediately prior to the period at the end thereof:

          "and (y) if a statement or report required to be delivered pursuant to
          Section 5.01(a), (b) or (c) evidences that the DIP Leverage Ratio equals or exceeds 4.0:1 as of the end of the period to which such statements or reports relate and if a fee has not previously been paid pursuant to this clause, a one-time fee for the account of each Lender in an amount equal to 0.25% of such Lender's Commitment on the date when such statement or report was delivered, payable within two (2) Business Days from the date when such statement or report was delivered".

          5. Section 2.23 of the Credit Agreement is hereby amended by deleting the words "two and three-quarters percent (2 3/4%)" appearing in clause (i) thereof and inserting in lieu thereof the words "three percent (3%), provided that if the interest rate that is set forth in Section 2.08(b)(i) is adjusted pursuant to Section 2.08(d), the percent that is set forth in this clause shall be adjusted correspondingly".

          6. Section 6.05(b) of the Credit Agreement is hereby amended by deleting the rows for each of the periods ending September 30, 2006, October 31, 2006, November 30, 2006 and December 31, 2006 in the table therein and inserting in lieu thereof the following new rows:

September 30, 2006   $50,000,000   $150,000,000
October 31, 2006     $30,000,000   $140,000,000
November 30, 2006    $30,000,000   $140,000,000
December 31, 2006    $30,000,000   $150,000,000

          7. Section 6.08 of the Credit Agreement is hereby amended By:

          (A) deleting the word "and" appearing immediately prior to clause (y) therein and inserting a comma in lieu thereof; and

          (B) inserting the following new clause (z) immediately prior to the period at the end thereof:

          "and (z) from any Foreign Subsidiary listed on Schedule 3.05 that is less than wholly-owned by the Borrower, a Guarantor or a Foreign Subsidiary, to such Foreign Subsidiary's minority owner(s) at substantially the same time as such Foreign Subsidiaries pay or declare dividends and make distributions to the Borrower, a Guarantor or a Foreign Subsidiary on a pro rata basis".

          8. The Lenders hereby waive any technical breaches of the Credit Agreement that have occurred, directly or indirectly, as a result of the Borrower's and the Guarantors' inadvertent noncompliance of the restriction on the payment or declaration of dividends by Foreign Subsidiaries set forth in
Section 6.08 of the Credit Agreement to the extent the Borrower and the Guarantors have permitted certain Foreign Subsidiaries listed on Schedule 3.05 to the Credit Agreement that are less than wholly-owned by the Borrower or a Guarantor to pay or declare dividends in an amount not exceeding approximately $8,000,000 in the aggregate to all such Foreign Subsidiaries' minority owners at substantially the same time as such Foreign Subsidiaries paid or declared pro rata dividends to the Borrower, a Guarantor or Foreign Subsidiary.

          9. This Amendment and the modifications and waivers to the Credit Agreement set forth herein shall become effective on the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors and the Required Lenders, and the Agent shall have received evidence reasonably satisfactory to it of such execution (it being understood that the interest rate increases provided for in paragraph 3(B) of this Amendment shall be immediately applicable on the Effective Date to all Eurodollar Loans then outstanding); provided that notwithstanding the occurrence of the Effective Date, this Amendment and the modifications and waivers to the Credit Agreement set forth herein shall terminate and be of no further force or effect if (x) on or before October 26, 2006, the Bankruptcy Court shall not have entered an order reasonably satisfactory in form and substance to the Agent authorizing the payment by the Borrower (i) to the Agent for the respective account of each Lender that has executed and delivered to the Agent a counterpart of this Amendment by not later than 5:00 p.m. (New York City time) on October 6, 2006, of a waiver and amendment fee in an amount equal to 1.00% of such Lender's Commitment on October 6, 2006 and (ii) to the Agent for its own account, of the other fees referred to in that certain Seventh Amendment Fee Letter dated the date hereof, or (y) such waiver and amendment and other fees shall not have been paid in cash to the Agent within one Business Day after entry of the order referred to above.

          10. Except to the extent hereby waived and amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

          11. The Borrower agrees that its obligations set forth in Section
10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

          12. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

          13. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or

..pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

          14. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                                        BORROWER:

                                        R.J. TOWER CORPORATION


                                        By: /s/ James Mallak
                                            ------------------------------------
                                        Name: James Mallak
                                        Title:
                                               ---------------------------------


                                        GUARANTORS:

                                        Algoods, USA, Inc.
                                        Tower Automotive, Inc.
                                        Tower Automotive Bardstown, Inc.
                                        Tower Automotive Bowling Green, LLC
                                        Tower Automotive Chicago, LLC
                                        Tower Automotive Finance, Inc.
                                        Tower Automotive Granite City, LLC
                                        Tower Automotive Granite City Services,
                                        LLC
                                        Tower Automotive International Holdings,
                                        Inc.
                                        Tower Automotive International Yorozu
                                        Holdings, Inc.
                                        Tower Automotive International, Inc.
                                        Tower Automotive Lansing, LLC
                                        Tower Automotive Michigan, LLC
                                        Tower Automotive Milwaukee, LLC
                                        Tower Automotive Plymouth, Inc.
                                        Tower Automotive Products Company, Inc.
                                        Tower Automotive Receivables Company,
                                        Inc.
                                        Tower Automotive Services and
                                        Technology, LLC
                                        Tower Automotive Technology, Inc.
                                        Tower Automotive Technology Products,
                                        Inc.
                                        Tower Automotive Tool, LLC
                                        Tower Services, Inc.
                                        Trylon Corporation


                                        By: /s/ James Mallak
                                            ------------------------------------
                                        Name: James Mallak
                                        Title:
                                               ---------------------------------

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        AGENT AND LENDERS:

                                        JPMORGAN CHASE BANK, N.A.
                                        INDIVIDUALLY AND AS AGENT


                                        By: /s/ Richard W. Duker
                                            ------------------------------------
                                        Name: Richard W. Duker
                                        Title: Managing Director


                                        ACCESS INSTITUTIONAL LOAN FUND
                                        By: Deerfield Capital Management LLC
                                            as its Portfolio Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        AIMCO CLO, SERIES 2005-A


                                        By: /s/ illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By: /s/ illegible
                                            ------------------------------------


                                        AIM FLOATING RATE FUND
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Sub-Advisor


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By: /s/ illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By: /s/ illegible
                                            ------------------------------------


                                        ALZETTE EUROPEAN CLO S.A.
                                        By: INVESCO Senior Secured Management,
                                            Inc. As Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        AMERIPRISE CERTIFICATE COMPANY
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Yvonne E. Stevens
                                            ------------------------------------
                                        Name: Yvonne E. Stevens
                                        Title: Senior Managing Director


                                        ARES IX CLO LTD.
                                        By: Ares CLO Management IX, L.P.
                                        Its: Investment

                                        By: Ares CLO GP IX, LLC
                                        Its: General Partner


                                        By: /s/ Americo Cascella
                                            ------------------------------------
                                        Name: Americo Cascella
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ARES X CLO LTD.
                                        By: Ares CLO Management IX, L.P.
                                        Its: Investment

                                        By: Ares CLO GP IX, LLC
                                        Its: General Partner


                                        By: /s/ Americo Cascella
                                            ------------------------------------
                                        Name: Americo Cascella
                                        Title: Vice President


                                        ARES ENHANCED LOAN INVESTMENT
                                        STRATEGY, LTD.
                                        By: Ares Enhanced Loan Management, L.P.
                                        Its: Investment Manager

                                        By: Ares Enhanced Loan GP, LLC
                                        Its: General Partner


                                        By: /s/ Americo Cascella
                                            ------------------------------------
                                        Name: Americo Cascella
                                        Title: Vice President


                                        ATRIUM III


                                        By: /s/ Thomas Flannery
                                            ------------------------------------
                                        Name: Thomas Flannery
                                        Title: Authorized Signatory

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        AURUM CLO 2002-1 LTD.
                                        By: Deutsche Asset Management, Inc.
                                            as Subadviser


                                        By: /s/ Eric Meyer
                                            ------------------------------------
                                        Name: Eric Meyer
                                        Title: Director


                                        By: /s/ Mark Rigazio
                                            ------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President


                                        AVALON CAPITAL LTD. 3
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Asset Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        AVENUE CLO FUND, LIMITED

                                        AVENUE CLO II, LIMITED


                                        By: /s/ Richard D'Addario
                                            ------------------------------------
                                        Name: Richard D'Addario
                                        Title: Senior Portfolio Manager


                                        BALLYROCK CLO 2006-1 LIMITED,
                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer


                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        BALLYROCK CLO II LIMITED,
                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer


                                        BALLYROCK CLO III LIMITED,
                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer


                                        BANK OF SCOTLAND


                                        By: /s/ Karen Weich
                                            ------------------------------------
                                        Name: Karen Weich
                                        Title: Vice President


                                        BAYERISCHE LANDESBANK, ACTING THROUGH
                                        ITS NEW YORK BRANCH, Individually


                                        By: /s/ Georgina Fiordalisi
                                            ------------------------------------
                                        Name: Georgina Fiordalisi
                                        Title: Vice President


                                        By: /s/ Norman McClave
                                            ------------------------------------
                                        Name: Norman McClave
                                        Title: First Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        BELHURST CLO LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Asset Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        BLACK DIAMOND CLO 2005-1 LTD.
                                        By: Black Diamond Capital Management,
                                            L.L.C.
                                            as its Collateral Manager


                                        By: /s/ illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BLUE MOUNTAIN CLO LTD.


                                        By: /s/ Kimberly Reina
                                            ------------------------------------
                                        Name: Kimberly Reina
                                        Title: Associate


                                        BUSHNELL CBNA LOAN FUNDING LLC, FOR
                                        ITSELF OR AS AGENT FOR BUSHNELL CFPI
                                        LOAN FUNDING LLC


                                        By: /s/ Roy Hykal
                                            ------------------------------------
                                        Name: Roy Hykal
                                        Title: Attorney-in-fact


                                        BRYN MAWR CLO, LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CANYON CAPITAL CDO 2002-1 LTD.


                                        By: /s/ Patrick Dooley
                                            ------------------------------------
                                        Name: Patrick Dooley
                                        Title: Authorized Signatory

                                        By: CANYON CAPITAL ADVISORS LLC,
                                            a Delaware limited liability
                                            company,
                                            its Collateral Manager


                                        CANYON CAPITAL CDO 2004-1 LTD.


                                        By: /s/ Patrick Dooley
                                            ------------------------------------
                                        Name: Patrick Dooley
                                        Title: Authorized Signatory

                                        By: CANYON CAPITAL ADVISORS LLC,
                                            a Delaware limited liability
                                            company,
                                            its Collateral Manager


                                        CARLYLE HIGH YIELD PARTNERS IV, LTD.


                                        By: /s/ Janegail Orringer
                                            ------------------------------------
                                        Name: Janegail Orringer
                                        Title: Managing Director


                                        CARLYLE HIGH YIELD PARTNERS VI, LTD.


                                        By: /s/ Janegail Orringer
                                            ------------------------------------
                                        Name: Janegail Orringer
                                        Title: Managing Director

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CARLYLE HIGH YIELD PARTNERS VII, LTD.


                                        By: /s/ Janegail Orringer
                                            ------------------------------------
                                        Name: Janegail Orringer
                                        Title: Managing Director


                                        CARLYLE LOAN INVESTMENT, LTD.


                                        By: /s/ Janegail Orringer
                                            ------------------------------------
                                        Name: Janegail Orringer
                                        Title: Managing Director


                                        CARLYLE LOAN OPPORTUNITY FUND


                                        By: /s/ Janegail Orringer
                                            ------------------------------------
                                        Name: Janegail Orringer
                                        Title: Managing Director


                                        CELERITY CLO LIMITED
                                        By: TCW Advisors, Inc.,
                                            as Agent


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CENTAURUS LOAN TRUST


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research
                                        and Asset Management Inc.
                                        as Investment Adviser


                                        CENT CDO 10, LTD.
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENT CDO XI, LIMITED
                                        By: RiverSource Investments, LLC
                                        as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO II, LTD.
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CENTURION CDO III, LIMITED.
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENT CDO VI, LTD.
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO VII, LTD.
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO 8, LIMITED
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CENTURION CDO 9, LTD.
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CHATHAM LIGHT II CLO, LIMITED,
                                        By: Sankaty Advisors LLC, as
                                            Collateral Manager


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        CHATHAM LIGHT III CLO, LTD.
                                        By: Sankaty Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ Eustachio Bruno
                                            ------------------------------------
                                        Name: Eustachio Bruno
                                        Title: Assistant Vice President


                                        CITIBANK, N.A.
                                        By: Sankaty Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Anthony Severino
                                            ------------------------------------
                                        Name: Anthony Severino
                                        Title: Attorney-In-Fact

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CLASSIC CAYMAN B.D. LIMITED


                                        By: /s/ Jeannine Amodeo
                                            ------------------------------------
                                        Name: Jeannine Amodeo
                                        Title: Authorized Signatory


                                        By: /s/ Janet Wolff
                                            ------------------------------------
                                        Name: Janet Wolff
                                        Title: Authorized Signatory


                                        CLYDESDALE CLO 2003 LTD.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research
                                        and Asset Management Inc.
                                        as Collateral Manager


                                        CLYDESDALE CLO 2004, LTD.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research
                                        and Asset Management Inc.
                                        as Investment Manager

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CLYDESDALE CLO 2005, LTD.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research
                                        and Asset Management Inc.
                                        as Investment Manager


                                        CLYDESDALE CLO 2005, LTD.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research
                                        and Asset Management Inc.
                                        as Investment Manager


                                        CLYDESDALE STRATEGIC CLO-1, LTD.


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research
                                        and Asset Management Inc.
                                        as Investment Manager

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CREDIT SUISSE INTERNATIONAL


                                        By: /s/ Steve Martin
                                            ------------------------------------
                                        Name: Steve Martin
                                        Title: Vice President


                                        By: /s/ Alison Wilkinson
                                            ------------------------------------
                                        Name: Alison Wilkinson
                                        Title:
                                               ---------------------------------


                                        CSAM (AU) SYNDICATED LOAN FUND


                                        By: /s/ Thomas Flannery
                                            ------------------------------------
                                        Name: Thomas Flannery
                                        Title: Authorized Signatory


                                        CSAM FUNDING IV


                                        By: /s/ Thomas Flannery
                                            ------------------------------------
                                        Name: Thomas Flannery
                                        Title: Authorized Signatory


                                        CUMBERLAND II CLO LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        DIAMOND SPRINGS TRADING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        DINOSAUR SPIRET LOAN TRUST
                                        By: Wilmington Trust Company not in its
                                            individual capacity but solely as
                                            trustee


                                        By: /s/ Jennifer A. Luce
                                            ------------------------------------
                                        Name: Jennifer A. Luce
                                        Title: Sr. Financial Services Officer


                                        DIVERSIFIED INCOME STRATEGIES PORTFOLIO,
                                        INC.


                                        By: /s/ AnnMarie Smith
                                            ------------------------------------
                                        Name: AnnMarie Smith
                                        Title: Authorized Signatory


                                        DKR WOLF POINT HOLDING FUND LTD.


                                        By: /s/ Barbara Burger
                                            ------------------------------------
                                        Name: Barbara Burger
                                        Title: Director


                                        DUANE STREET CLO 1, LTD.
                                        By: DiMaio Ahmad Capital LLC,
                                            as Collateral Manager


                                        By: /s/ Paul Travere
                                            ------------------------------------
                                        Name: Paul Travere
                                        Title: Managing Director

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE CDO III, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE CDO VI, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE CDO VIII, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE CREDIT OPPORTUNITIES FUND
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE FLOATING RATE INCOME TRUST
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE INSTITUTIONAL
                                        SENIOR LOAN FUND
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE LIMITED DURATION INCOME FUND
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE SENIOR
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE SENIOR INCOME TRUST
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE SHORT DURATION DIVERSIFIED
                                        INCOME FUND
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE VARIABLE LEVERAGE FUND LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        FALL CREEK CLO, LTD.


                                        By: /s/ Thomas M. Davis
                                            ------------------------------------
                                        Name: Thomas M. Davis
                                        Title: Authorized Signatory

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        FIRST 2004-I CLO, LTD.
                                        By: TCW Advisors, Inc.,
                                            its Collateral Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President


                                        FIRST 2004-II CLO, LTD.
                                        By: TCW Advisors, Inc.,
                                            its Collateral Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President


                                        FLAGSHIP CLO IV,
                                        By: Deutsche Asset Management, Inc.,
                                            as Subadviser


                                        By: /s/ Eric Meyer
                                            ------------------------------------
                                        Name: Eric Meyer
                                        Title: Director


                                        By: /s/ Mark Rigazio
                                            ------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        FLAGSHIP CLO V,
                                        By: Deutsche Asset Management, Inc.


                                        By: /s/ Eric Meyer
                                            ------------------------------------
                                        Name: Eric Meyer
                                        Title: Director


                                        By: /s/ Mark Rigazio
                                            ------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President


                                        THE FOOTHILL GROUP, INC.


                                        By: /s/ Jeff Nikora
                                            ------------------------------------
                                        Name: Jeff Nikora
                                        Title: Executive Vice President


                                        FOREST CREEK CLO, LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Sr. Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Rebecca L. Milligan
                                            ------------------------------------
                                        Name: Rebecca L. Milligan
                                        Title: Duly Authorized Signatory

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                        By: /s/ Philip F. Green
                                            ------------------------------------
                                        Name: Philip F. Green
                                        Title: Authorized Signatory


                                        THE GOVERNOR AND COMPANY OF THE BANK
                                        OF IRELAND


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Director


                                        By: /s/ Richard Cameron
                                            ------------------------------------
                                        Name: Richard Cameron
                                        Title: Senior Vice President


                                        GRAYSON & CO.
                                        By: Boston Management and Research as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        GULF STREAM-COMPASS CLO 2003-1 LTD,
                                        By: Gulf Stream Asset Management LLC
                                            As Collateral Manager


                                        By: /s/ Barry Love
                                            ------------------------------------
                                        Name: Barry Love
                                        Title: Chief Credit Officer

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        GULF STREAM-COMPASS CLO 2005-1 LTD,
                                        By: Gulf Stream Asset Management LLC
                                            As Collateral Manager


                                        By: /s/ Barry Love
                                            ------------------------------------
                                        Name: Barry Love
                                        Title: Chief Credit Officer


                                        HARBOURVIEW CLO IV, LTD.


                                        By: /s/ Paul Snogren
                                            ------------------------------------
                                        Name: Paul Snogren
                                        Title: Manager


                                        HARBOUR TOWN FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President

                                        THE HARTFORD MUTUAL FUNDS, INC., on
                                        behalf of the Hartford Floating Rate
                                        Fund by Hartford Investment Management
                                        Company, its sub-advisor, as a lender,


                                        By: /s/ Michael J. Bacevich
                                            ------------------------------------
                                        Name: Michael J. Bacevich
                                        Title: Managing Director


                                        HEWETT'S ISLAND CDO, LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager


                                        By: /s/ Robert E. Weeden
                                            ------------------------------------
                                        Name: Robert E. Weeden
                                        Title: Managing Director

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        HEWETT'S ISLAND CLO III, LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager


                                        By: /s/ Robert E. Weeden
                                            ------------------------------------
                                        Name: Robert E. Weeden
                                        Title: Managing Director


                                        HEWETT'S ISLAND CLO IV, LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager


                                        By: /s/ Robert E. Weeden
                                            ------------------------------------
                                        Name: Robert E. Weeden
                                        Title: Managing Director


                                        IDS LIFE INSURANCE COMPANY
                                        By: RiverSource Investments, LLC
                                            as Collateral Manager


                                        By: /s/ Yvonne E. Stevens
                                            ------------------------------------
                                        Name: Yvonne E. Stevens
                                        Title: Senior Managing Director


                                        ING CAPITAL LLC


                                        By: /s/ Bennett C. Whitehurst
                                            ------------------------------------
                                        Name: Bennett C. Whitehurst
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING INVESTMENT MANAGEMENT CLO I, LTD.
                                        By: ING Investment Management Co.,
                                            as its Investment Manager


                                        By: /s/ Mark F. Haak, CFA
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President


                                        ING INVESTMENT MANAGEMENT CLO II, LTD.
                                        By: ING Alternative Asset Management
                                            LLC, as its Investment Manager


                                        By: /s/ Mark F. Haak
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President


                                        ING INVESTMENT MANAGEMENT CLO III, LTD.
                                        By: ING Alternative Asset Management
                                            LLC, as its Investment Manager


                                        By: /s/ Mark F. Haak
                                            ------------------------------------
                                        Name: Mark F. Haak
                                        Title: Vice President


                                        ING PRIME RATE TRUST
                                        By: ING Alternative Asset Management
                                             LLC, as its Investment Manager


                                        By: /s/ Mark F. Haak
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING SENIOR INCOME FUND
                                        By: ING Alternative Asset Management
                                            LLC, as its Investment Manager


                                        By: /s/ Mark F. Haak
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President

                                        Investors Bank & Trust Company as
                                        Sub-Custodian Agent of Cypress Tree
                                        International Loan Holding Company
                                        Limited


                                        INVESTORS BANK & TRUST COMPANY AS
                                        SUB-CUSTODIAN AGENT OF CYPRESSTREE
                                        INTERNATIONAL LOAN HOLDING COMPANY
                                        LIMITED


                                        By: /s/ Martha Hadeler
                                            ------------------------------------
                                        Name: Martha Hadeler
                                        Title: Managing Director


                                        By: /s/ Robert Weeden
                                            ------------------------------------
                                        Name: Robert Weeden
                                        Title: Managing Director


                                        JUPITER LOAN FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        KC CLO I LIMITED


                                        By: /s/ Trina Beriseva
                                            ------------------------------------
                                        Name: Trina Beriseva
                                        Title: Vice President


                                        By: /s/ Steve Martin
                                            ------------------------------------
                                        Name: Steve Martin
                                        Title: Vice President


                                        KKR FINANCIAL CLO 2005-1, LTD.


                                        By: /s/ Michelle L. Keith
                                            ------------------------------------
                                        Name: Michelle L. Keith
                                        Title: Authorized Signatory


                                        LANDMARK V CDO LIMITED
                                        By: Aladdin Asset Management LLC
                                            as Manager


                                        By: /s/ Joseph Moroney
                                            ------------------------------------
                                        Name: Joseph Moroney
                                        Title: Managing Director

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        LOAN FUNDING I LLC,
                                        a wholly-owned subsidiary of Citibank,
                                        N.A.
                                        By: TCW Advisors, Inc., as Portfolio
                                            Manager of Loan Funding I LLC


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President

                                        LIGHTPOINT CLO 2004-1, LTD.
                                        PREMIUM LOAN TRUST I, LTD.
                                        LIGHTPOINT CLO III, LTD.
                                        LIGHTPOINT CLO IV, LTD.


                                        By: /s/ Colin Donlan
                                            ------------------------------------
                                        Name: Colin Donlan
                                        Title: Director


                                        LONG GROVE CLO, LIMITED
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        LONG LANE MASTER TRUST IV


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Authorized Agent

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        MADISON PARK FUNDING I, LTD.


                                        By: /s/ Thomas Flannery
                                            ------------------------------------
                                        Name: Thomas Flannery
                                        Title: Authorized Signatory


                                        MADISON PARK FUNDING II, LTD.


                                        By: /s/ Thomas Flannery
                                            ------------------------------------
                                        Name: Thomas Flannery
                                        Title: Authorized Signatory


                                        MALIBU CBNA LOAN FUNDING LLC


                                        By /s/ Roy Hykal
                                            ------------------------------------
                                        Name: Roy Hykal
                                        Title: Attorney-in-Fact


                                        MARATHON CLO I LTD.


                                        By: /s/ Louis T. Hanover
                                            ------------------------------------
                                        Name: Louis T. Hanover
                                        Title: Authorized Signatory


                                        MERRILL LYNCH CAPITAL, A DIVISION OF
                                        MERRILL LYNCH BUSINESS FINANCIAL
                                        SERVICES INC.


                                        By: /s/ Edward Stinson
                                            ------------------------------------
                                        Name: Edward Stinson
                                        Title: Assistant Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ Matthew J. McInerny
                                            ------------------------------------
                                        Name: Matthew J. McInerny
                                        Title: Director


                                        MIZUHO CORPORATE BANK, LTD.


                                        By: /s/ Noel P. Purcell
                                            ------------------------------------
                                        Name: Noel P. Purcell
                                        Title: Senior Vice President


                                        MUIRFIELD TRADING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        NATEXIS BANQUES POPULAIRES


                                        By: /s/ Harold Birk
                                            ------------------------------------
                                        Name: Harold Birk
                                        Title: Vice President


                                        By: /s/ Kelvin Cheng
                                            ------------------------------------
                                        Name: Kelvin Cheng
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NATIONWIDE MUTUAL INSURANCE COMPANY


                                        By: /s/ Thomas S. Leggett
                                            ------------------------------------
                                        Name: Thomas S. Leggett
                                        Title: Associate Vice President
                                               Public Bonds


                                        NCRAM LOAN TRUST


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research and Asset
                                        Management Inc. as Investment Adviser


                                        NCRAM SENIOR LOAN TRUST 2005


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                                        Nomura Corporate Research and Asset
                                        Management Inc. as Investment Adviser


                                        NOMURA BOND AND LOAN FUND


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NYLIM FLATIRON CLO 2003-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NYLIM FLATIRON CLO 2004-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NYLIM FLATIRON CLO 2005-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        NYLIM FLATIRON CLO 2006-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        OPPENHEIMER SENIOR FLOATING RATE FUND


                                        By: /s/ Paul Snogren
                                            ------------------------------------
                                        Name: Paul Snogren
                                        Title: Manager


                                        PB CAPITAL CORPORATION


                                        By: /s/ Ronni J. Leopold
                                            ------------------------------------
                                        Name: Ronni J. Leopold
                                        Title: Vice President


                                        By: /s/ Christoph A. Belanger
                                            ------------------------------------
                                        Name: Christoph A. Belanger
                                        Title: Assistant Vice President


                                        PPM MONARCH BAY FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        PPM SHADOW CREEK FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        PRESIDENT & FELLOWS OF HARVARD COLLEGE
                                        By: Regiment Capital Management, LLC as
                                            its Investment Advisor

                                        By: Regiment Capital Advisors, LP its
                                            Manager and pursuant to delegated
                                            authority


                                        By: /s/ Timothy S. Peterson
                                            ------------------------------------
                                        Name: Timothy S. Peterson
                                        Title: President


                                        Q FUNDING III, L.P.
                                        (Illegible)


                                        By: /s/ Robert McCormick
                                            ------------------------------------
                                        Name: Robert McCormick
                                        Title: Vice President


                                        RACE POINT IV CLO, LTD.
                                        By: Sankaty Advisors, LLC as Collateral
                                            Manager


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        REGIMENT CAPITAL, LTD.
                                        By: Regiment Capital Management, LLC as
                                            its Investment Advisor

                                        By: Regiment Capital Advisors, LP
                                            its Manager and pursuant to
                                            delegated authority


                                        By: /s/ Mark A. Brostowski
                                            ------------------------------------
                                        Name: Mark A. Brostowski
                                        Title: Authorized Signatory

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        RIVERSOURCE BOND SERIES, INC.
                                        RIVERSOURCE FLOATING RATE FUND


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Assistant Vice President


                                        ROSEMONT CLO, LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for A VERY POINT
                                        CLO, LTD., as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Castle Hill I
                                        - INGOTS,  Ltd., as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Castle Hill II
                                        - INGOTS, Ltd., as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Castle Hill
                                        III CLO, Limited, as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Loan Funding
                                        XI LLC, As Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Prospect
                                        Funding I, LLC as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Race Point
                                        CLO, Limited, as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY ADVISORS, LLC
                                        as Collateral Manager for Race Point II
                                        CLO, Limited, as Term Lender


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SANKATY CREDIT OPPORTUNITIES, II, L.P.


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SANKATY HIGH YIELD PARTNERS, II, L.P.


                                        By: /s/ Jeffrey Hawkins
                                            ------------------------------------
                                        Name: Jeffrey Hawkins
                                        Title: Executive Vice President


                                        SATELITTE SENIOR INCOME FUND II, LLC
                                        By: Satellite Asset Management, L.P.
                                            Its Investment Manager


                                        By: /s/ Simon Ratkher
                                            ------------------------------------
                                        Name: Simon Ratkher
                                        Title: General Counsel


                                        SCOTIA BANK (IRELAND) LIMITED


                                        By: /s/ Neam Ahmed
                                            ------------------------------------
                                        Name: Neam Ahmed
                                        Title: Authorized Signatory


                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research
                                            as Investment Advisor


                                        By: /s/ Michael Botthof
                                            ------------------------------------
                                        Name: Michael Botthof
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SERVES 2006-1, LTD.
                                        By: PPM America, Inc.
                                            as Collateral Manager


                                        By: /s/ David C. Wagner
                                            ------------------------------------
                                        Name: David C. Wagner
                                        Title: Managing Director


                                        SKY CBNA LOAN FUNDING


                                        By: /s/ David Balmert
                                            ------------------------------------
                                        Name: David Balmert
                                        Title: Assistant Treasurer


                                        STATE OF CALIFORNIA PUBLIC EMPLOYEES
                                        RETIREMENT SYSTEM


                                        By: /s/ Arnold B. Phillips
                                            ------------------------------------
                                        Name: Arnold B. Phillips
                                        Title: Senior Portfolio Manager


                                        STEDMAN CBNA LOAN FUNDING LLC,
                                        for itself or as agent for Stedman CFPI
                                        Loan Funding LLC


                                        By: /s/ Roy Hykal
                                            ------------------------------------
                                        Name: Roy Hykal
                                        Title: Attorney-in-fact

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        TCW SELECT LOAN FUND, LIMITED
                                        By: TCW Advisors, Inc.,
                                            as its Collateral Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President


                                        TRS IO LLC


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                        Name: Deborah O'Keeffe
                                        Title: Vice President


                                        TRS LFDA LLC
                                        By: Deutsche Bank AG New York Branch,
                                            its Sole Member

                                        By: DB Services New Jersey, Inc.


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President


                                        By: /s/ Michelle M. McCarthy
                                            ------------------------------------
                                        Name: Michelle M. McCarthy
                                        Title: Authorized Signatory

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        TRS SVCO LLC,
                                        By: Deutsche Bank AG New York Branch,
                                            its Sole Member

                                        By: DB Services New Jersey, Inc.


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                        Name: Alice Wagner
                                        Title: Vice President


                                        By: /s/ Edward Schaffer
                                            ------------------------------------
                                        Name: Edward Schaffer
                                        Title: Vice President


                                        TRUMBULL THC2 LOAN FUNDING LLC,
                                        for itself or as agent for Trumbull THC2
                                        CFPI Funding LLC


                                        By: /s/ Roy Hykal
                                            ------------------------------------
                                        Name: Roy Hykal
                                        Title: Attorney-in-fact


                                        UBS AG, STAMFORD BRANCH


                                        By: /s/ Douglas Cervoline
                                            ------------------------------------
                                        Name: Douglas Cervoline
                                        Title: Associate Director
                                               Banking Products Services, US


                                        By: /s/ Toba Lumbantobing
                                            ------------------------------------
                                        Name: Toba Lumbantobing
                                        Title: Associate Director
                                               Banking Products Services, US

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        VELOCITY CLO, LTD.
                                        By: TCW Advisors, Inc.
                                            as Collateral Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President


                                        VENTURE CDO 2002, LIMITED
                                        By: Its investment advisor,
                                            MJX Asset Management LLC


                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                        Name: Kenneth Ostmann
                                        Title: Director


                                        VENTURE II CDO 2002, LIMITED
                                        By: Its investment advisor,
                                            MJX Asset Management LLC


                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                        Name: Kenneth Ostmann
                                        Title: Director


                                        VENTURE III CDO LIMITED
                                        By: Its investment advisor,
                                            MJX Asset Management LLC


                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                        Name: Kenneth Ostmann
                                        Title: Director

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        VENTURE IV CDO LIMITED
                                        By: Its investment advisor,
                                            MJX Asset Management LLC


                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                        Name: Kenneth Ostmann
                                        Title: Director


                                        VISTA LEVERAGED INCOME FUND
                                        By: Its investment advisor,
                                            MJX Asset Management LLC


                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                        Name: Kenneth Ostmann
                                        Title: Director


                                        VITESSE CLO LTD.
                                        By: TCW Advisors as its
                                            Portfolio Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ Scott Whalen
                                            ------------------------------------
                                        Name: Scott Whalen
                                        Title: Vice President


                                        WACHOVIA CAPITAL FINANCE CORP. (CENTRAL)


                                        By: /s/ Gerard C. Wordell
                                            ------------------------------------
                                        Name: Gerard C. Wordell
                                        Title: Vice President


                                        WELLS FARGO FOOTHILL, LLC


                                        By: /s/ Patrick McCormack
                                            ------------------------------------
                                        Name: Patrick McCormack
                                        Title: Vice President

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        WATERVILLE FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        WELLS CAPITAL MANAGEMENT - 12222133


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT - 12831400


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT - 13702900


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT - 13823100


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT - 14945000


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        WELLS CAPITAL MANAGEMENT - 15605400
                                        (VULCAN VENTURES, INC.)


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT - 16017000


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT - 16896700


                                        By: /s/ Phil Susser
                                            ------------------------------------
                                        Name: Phil Susser
                                        Title: Senior Analyst

                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement